AMENDMENT NO. 1 AND ASSIGNMENT AGREEMENT

                                       to

   THIRD AMENDED AND RESTATED REVOLVING LOAN, GUARANTY AND SECURITY AGREEMENT


     This AMENDMENT NO. 1 AND ASSIGNMENT AGREEMENT, dated as of March 10, 2000 (this "Amendment"), is by and among FLEET BANK, NATIONAL ASSOCIATION (as successor to NatWest Bank N.A. and National Westminster Bank NJ, "Fleet"), SOVEREIGN BANK ("Sovereign"), MELLON BANK, N.A. ("Mellon" and, together with Fleet and Sovereign, the "Current Banks"), EUROPEAN AMERICAN BANK ("EAB"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), NATIONAL CITY BANK ("National City" and, together with EAB and PNC, the "New Banks") (the Current Banks and the New Banks are referred to herein individually as a "Bank" and collectively as the "Banks"), FLEET BANK, NATIONAL ASSOCIATION, as administrative and collateral agent for the Banks (in such capacity, the "Agent"), SOVEREIGN BANK, as syndication agent for the Banks (in such capacity the "Syndication Agent"), MELLON BANK, N.A., as documentation agent for the Banks (in such capacity the "Documentation Agent"), SUPREMA SPECIALTIES, INC., a New York corporation (the "Borrower"), SUPREMA SPECIALTIES WEST, INC. ("Suprema West"), a California corporation and SUPREMA SPECIALTIES NORTHEAST, INC. ("Suprema Northeast"), a New York corporation (Suprema West and Suprema Northeast are collectively referred to herein as the "Guarantor").

RECITALS:

     A. The Borrower, the Current Banks, the Agent and the Guarantor have entered into a Third Amended and Restated Revolving Loan, Guaranty and Security Agreement, dated as of September 23, 1999 (the "Loan Agreement").

     B. Each New Bank wishes to become a party to, and make Loans to the Borrower under, the Loan Agreement as a Bank and the Borrower, the Guarantor, the Agent and the Current Banks have consented to each New Bank becoming a Bank.

     C. Sovereign wishes to become the Syndication Agent under the Loan Agreement and Mellon wishes to become the Documentation Agent under the Loan
Agreement and the Borrower, the Guarantor, the Agent and the Banks have consented to Sovereign becoming the Syndication Agent and Mellon becoming the Documentation Agent.

     D. The Borrower, the Guarantor, the Current Banks and the Agent wish to amend the Loan Agreement to permit an increase to the Commitment, to add the

New Banks as Bank parties to the Loan Agreement and to otherwise amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration whose receipt and sufficiency are acknowledged, the Borrower, the Guarantor, the Banks, the Agent, the Syndication Agent and the Documentation Agent agree as follows:

     Section 1. Definitions. Each capitalized term used but not defined in this Amendment shall have the meaning ascribed to such term in the Loan Agreement.

     Section 2. Amendments of Loan Agreement.

     (a) The introductory paragraph of the Loan Agreement is amended to read in its entirety as follows:

          THIS THIRD AMENDED AND RESTATED REVOLVING LOAN, GUARANTY AND SECURITY AGREEMENT dated as of September 23, 1999, as amended by Amendment No. 1 and Assignment Agreement dated as of March 10, 2000 is by and among FLEET BANK, NATIONAL ASSOCIATION (as successor to NatWest Bank N.A. and National Westminster Bank NJ, "Fleet"), having an office at 208 Harristown Road, Glen Rock, New Jersey 07452, SOVEREIGN BANK ("Sovereign"), having an office at 901 West Park Avenue, Ocean, New Jersey 07712, MELLON BANK, N.A. ("Mellon"), having an office at Raritan Plaza I, Raritan Center, Edison, New Jersey 08837, EUROPEAN AMERICAN BANK ("EAB"), having an office at 335 Madison Avenue, New York, New York 10017, PNC BANK, NATIONAL ASSOCIATION ("PNC"), having an office at 1 Garret Mountain Plaza, West Paterson, New Jersey 07424, NATIONAL CITY BANK ("National City") having an office at 1345 Chestnut Street, 18th Floor, Philadelphia, Pennsylvania 19107 (Fleet, Sovereign, Mellon, EAB, PNC and National City, together with any other financial institution that becomes a party hereto, are referred to herein individually as a "Bank" and collectively as the "Banks"), FLEET BANK, NATIONAL ASSOCIATION, as administrative and collateral agent for the Banks hereunder (in such capacity, the "Agent"), having an office at 208
     Harristown Road, Glen Rock, New Jersey 07452, SOVEREIGN BANK, as syndication agent for the Banks (in such capacity the "Syndication Agent") having an office at 901 West Park Avenue, Ocean, New Jersey 07712, MELLON BANK, N.A., as documentation agent for the Banks (in such capacity the "Documentation Agent") having an office at Raritan Plaza I, Raritan Center, Edison, New Jersey 08837, SUPREMA SPECIALTIES, INC. (the "Borrower"), a New York corporation with its principal place of business at 510 East 35th Street, Paterson, New Jersey 07543, SUPREMA SPECIALTIES WEST, INC. ("Suprema West"), a California corporation with its principal place of business at 14253 South Airport Way, Monteca, California 95336 and SUPREMA SPECIALTIES NORTHEAST, INC. ("Suprema Northeast"), a New York corporation with its principal place of business at 30 Main Street, Ogdensburg, New York 13669 (Suprema West and Suprema Northeast are collectively referred to herein as the "Guarantor"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in Section 1 hereof.

     (b) A new definition of "Adjusted  Restricted  Payments"  shall be added to
Section 1 of the Loan Agreement in its correct place alphabetically to read in its entirety as follows:

          "Adjusted Restricted Payments" means any and all dividends and other distributions to shareholders of the Borrower and any and all payments by the Borrower to its shareholders in connection with the Borrower's repurchase of its outstanding capital stock, excluding, in the case of payments by the Borrower to its shareholders in connection with its repurchase of its outstanding capital stock, the first $1,500,000 paid by the Borrower on account thereof at any time on or after the Effective Date of Amendment No. 1.

     (c) A new definition for "Amendment No. 1" shall be added to Section 1 of the Loan Agreement in its correct alphabetical order to read in its entirety as follows:

          "Amendment No. 1" means that certain Amendment No. 1 and Assignment Agreement to this Agreement dated as of March 10, 2000 among the parties thereto.

     (d) The definition of "Borrowing Base" contained in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

          "Borrowing Base" means the sum, as reasonably determined by the Agent, of (i) 85% of Eligible Receivables, and (ii) 60% of the book value of Eligible Inventory.

     (e) The definition of "Commitment" contained in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

          "Commitment" means for the period from and including the Closing to, but excluding, the Commitment Expiration Date, the commitment of the Banks to make Loans to the Borrower pursuant to this Agreement in an aggregate principal amount not to exceed at any time outstanding (i) $55,000,000 with respect to the period from the Closing to, but excluding, the Effective Date of Amendment No. 1 and (ii) $85,000,000 with respect to the period from the Effective Date of Amendment No. 1 to, but excluding, the Commitment Expiration Date, as such amounts may be reduced pursuant to
     Section 5.2.

     (f) The definition of "Commitment Expiration Date" contained in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

          "Commitment Expiration Date" means February 15, 2004.

     (g) A new definition of "EBITDA" shall be added to Section 1 of the Loan Agreement in its correct place alphabetically to read in its entirety as follows:

          "EBITDA" means, with respect to the Borrower and its Subsidiaries for any period, the sum of (i) Consolidated Net Earnings, (ii) interest expense, (iii) depreciation and amortization and (iv) Federal, state and local income taxes, in each case of the Borrower and its Subsidiaries on a consolidated basis for such period, computed in accordance with GAAP.

     (h) A new definition of "Funded Debt" shall be added to Section 1 of the Loan Agreement in its correct place alphabetically to read in its entirety as follows:

          "Funded Debt" means, at any date of determination, the aggregate funded Indebtedness (computed in accordance with GAAP) and Capitalized Leases of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, on such date.

     (i) The definition of "Lending Rate" contained in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

          "Lending Rate" means, on any date, a rate of interest per annum (based on a three hundred sixty (360) day year and the actual number of days elapsed) equal to, in the case of Fluctuating Rate Loans, .75% in excess of the Prime Rate and, in the case of Eurodollar Loans for the Interest Period therein specified, equal to 1.75% in excess of the LIBOR Rate.

     (j) A new definition of "Long Term Debt" shall be added to Section 1 of the Loan Agreement in its correct place alphabetically to read in its entirety as follows:

          "Long Term Debt" means indebtedness for borrowed money which by its terms matures more than 12 months after the date incurred or if maturing sooner, the maturity thereof may be extended at the option of the debtor beyond such 12 month period.

     (k) The definition of "Notes" contained in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

          "Notes" means those certain Secured Revolving Notes dated March 10, 2000 made by the Borrower in favor of each institution that was a Bank as of the date thereof in the aggregate principal amount as to all notes of up to $85,000,000, which Notes, in the case of Fleet, Sovereign, and Mellon were given in substitution for certain notes dated December 16, 1998 in the case of Fleet, July 23, 1999 in the case of Sovereign and September 23, 1999 in the case of Mellon, which notes, in the case of Fleet and Sovereign were themselves given in substitution for certain notes dated October 19, 1998 and June 30, 1999, but in each case not in cancellation, discharge or extinguishment of the indebtedness formerly evidenced by such notes, together with all promissory notes in replacement or substitution thereof and any all notes made by the Borrower in favor of an institution that became a Bank after the Effective Date of Amendment No. 1.

     (l) The definition of "Required Banks" contained in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

          "Required Banks" means, at any time, Banks having at least 51% of the aggregate amount of the Commitments and, if the Commitments have been terminated, Banks having at least 51% of the Loans outstanding at such time.

     (m) A new definition of "Unfunded Capital  Expenditures"  shall be added to
Section 1 of the Loan Agreement in its correct place alphabetically to read in its entirety as follows:

          "Unfunded Capital Expenditures" means for any period of determination, Capital Expenditures during such period of determination minus the amount of increases in Long Term Debt (excluding Loans) less any amount of such increase in Long Term Debt utilized to satisfy other existing Indebtedness of the Borrower during such period of determination and minus, without duplication, offsetting sales of capital equipment during such period of determination, all computed in accordance with GAAP.


     (n) Section 2.1 of the Loan Agreement is amended to read in its entirety as follows:

          2.1 Commitment; Maximum Credit. Subject to the terms and conditions of this Agreement, each Bank severally (but not jointly) agrees to make loans to the Borrower (hereinafter collectively referred to as "Loans" and individually as a "Loan"), from time to time before the Termination Date, in such amounts as Borrower may from time to time request, not to exceed at any time outstanding the amount set opposite the Bank's name below; provided, however, that the aggregate outstanding principal amount of Loans at any time outstanding shall at no time exceed the lesser of (A) the Commitment, or (B) the Borrowing Base (the "Maximum Credit"):


          Name of Bank                                      Amount
          ------------                                      ------


          Fleet Bank, National Association              $22,500,000.00


          Sovereign Bank                                $17,500,000.00


          Mellon Bank, N.A.                             $17,500,000.00


          National City Bank                            $10,000,000.00


          PNC Bank, National Association                $10,000,000.00


          European American Bank                        $ 7,500,000.00


                                                 TOTAL  $85,000,000.00


     Each Loan shall be made by each Bank in the proportion which that Bank's Commitment bears to the total amount of all the Banks' Commitments; provided, however, that the failure of any Bank to make any requested Loan to be made by it on the date specified for such Loan shall not relieve each other Bank of its obligation (if any) to make such Loan on such date, but no Bank shall be responsible for the failure of any other Bank to may any Loan to be made by such other Bank. Subject to the terms hereof, the Borrower may borrow, prepay and reborrow, and may continue and convert any Loan in accordance with Section 2.5, until the Termination Date. The Banks have no obligation to make any Loan on or after the Termination Date.

     (o) A new Section 9.22 shall be added to the Loan Agreement to read in its entirety as follows:

          9.22 Payments to Suppliers. No payment owing to any party from whom the Borrower and/or the Guarantor purchases farm products is more than fifteen (15) days past due.


     (p) Section 10.2(c) of the Loan Agreement is amended to read in its entirety as follows:

          (c) within ninety (90) days after each Fiscal Year end of the Borrower, furnish annual projections for the next succeeding Fiscal Year in a form reasonably acceptable to the Banks;


     (q) Section 10.14 of the Loan Agreement is amended to read in its entirety as follows:

     10.14 Financial Covenants.

          (a) Leverage Ratio. Maintain at all times, to be tested at the end of each fiscal quarter, on a rolling four (4) quarter basis, a ratio of (x) total Funded Indebtedness of the Borrower and its Subsidiaries to (y) EBITDA, in a proportion of not more than (i) 4.75 to 1.00 from March 31, 2000 through and including June 30, 2003 and (ii) 2.90 to 1.00 from July 1, 2003 and at all times thereafter.

          (b) Fixed Charge Ratio. Maintain at all times, to be tested at the end of each fiscal quarter on a rolling four (4) quarter basis, a ratio of (x) EBITDA, minus Unfunded Capital Expenditures during the period of determination, minus taxes paid (and/or required to be paid) during the period of determination, minus Adjusted Restricted Payments paid during the period of determination to (y) principal payments made (and/or required to be made) on account of Long Term Debt during the period of determination, plus interest paid during the period of determination, in a proportion of not less than (i) 1.50 to 1.00 from March 31, 2000 through and including June 30, 2001; (ii) 1.75 to 1.00 from July 1, 2001 through and including June 30, 2003 and (iii) 2.00 to 1.00 from July 1, 2003 and at all times thereafter.

          (c) Consolidated Net Worth. Maintain at all times Consolidated Net Worth of not less than $12,807,000, which Consolidated Net Worth requirement shall be increased each Fiscal Year end commencing with the Fiscal Year ending June 30, 2000 (and which shall be maintained during each fiscal quarter of the ensuing Fiscal Year until the end of such Fiscal Year at which time it shall again increase accordingly and be maintained as aforesaid) by the greater of (i) 50% of Consolidated Net Earnings for such Fiscal Year, and (ii) $0.

     (r) Section 10.15(i) of the Loan Agreement is amended to read in its entirety as follows:

          (i) the Liens created by, or in connection with, the Fleet Mortgage; provided, that, the amount of Indebtedness secured thereby shall not increase from that secured as of the Effective Date of Amendment No. 1 (collectively, the Lines described in clauses (a) through (i) above are referred to herein as the "Permitted Liens").

     (s) Section 10.18 of the Loan Agreement is amended to read in its entirety as follows:

          10.18 Limitation on Dividends. Not (i) declare or pay any dividends (other than lawful dividends to the Borrower from the Guarantor, dividends to stockholders of the Borrower payable in shares of common stock and cash dividends to holders of this preferred stock of the Borrower (if the issuance of preferred stock is permitted pursuant to Section 10.21(c) hereof), so long as no Event of Default has occurred), (ii) purchase, redeem, retire, or otherwise acquire for value any of its stock now or hereafter outstanding in excess of $3,000,000 in the aggregate for the Borrower and Guarantor for the period beginning the Effective Date of Amendment No. 1 through the Commitment Expiration Date, or (iii) make any distribution of Assets to its stockholders as such, whether in the form of other Assets or obligations, (iv) allocate or otherwise set apart any sum for the payment of any dividend (other than lawful dividends to the Borrower from the Guarantor) or distribution on, or for the purchase, redemption, or retirement of, any shares of its stock, or (v) make any other distribution by reduction of capital or otherwise in respect of any shares of its stock, or (vi) permit the Guarantor to purchase or otherwise acquire for value any stock of the Borrower in excess of $3,000,000 in the aggregate for the Borrower and Guarantor for the period beginning the Effective Date of Amendment No. 1 through the Commitment Expiration Date; provided, that, the aggregate amount paid under subparagraphs (ii) and (vi) hereof shall not exceed $3,000,000.

     (t) Section 14.9 of the Loan Agreement is amended to read in its entirety as follows:

          14.9 Agency Fee. In consideration of services rendered hereunder and pursuant to the other Loan Documents in its capacity as Agent hereunder and thereunder, the Borrower shall pay to the Agent an annual agency fee equal to $30,000, with the next such payment being due and payable on March 10, 2000, and subsequent payments due and payable on the anniversary date thereof.

     (u) Section 15.3 of the Loan Agreement is amended to read in its entirety as follows:

          15.3 Notices. Except as otherwise expressly provided herein, all notices hereunder shall be in writing and shall be delivered by telecopier, hand, overnight delivery or by mail. Notices given by mail shall be deemed to have been given three (3) days after the date sent if sent by registered or certified mail, postage prepaid, and:

          (i)       if to the Borrower and/or the Guarantor, to:

                         Suprema Specialties, Inc.
                         510 East 35th Street
                         Paterson, New Jersey  07543
                         Attn:  President

          (ii)      if to the Agent or Fleet, to:

                         Fleet Bank, National Association
                         208 Harristown Road
                         Glen Rock, New Jersey  07452
                         Attn:  Edward J. Waterfield, Senior Vice President

          (iii)     if to Sovereign, to:

                         Sovereign Bank
                         901 West Park Avenue
                         Ocean, New Jersey  07712
                         Attn:  Edward C. Gurskis, Senior Vice President

          (iv)      if to Mellon, to:

                         Mellon Bank, N.A.
                         Raritan Plaza I
                         Raritan Center
                         Edison, New Jersey  08837
                         Attn:  Russ J. Lopinto, Vice President

          (v)       if to EAB, to:

                         European American Bank
                         335 Madison Avenue
                         New York, New York 10017
                         Attn:  George Stirling, Vice President

          (vi)      if to PNC, to:

                         PNC Bank, National Association
                         1 Garret Mountain Plaza
                         West Paterson, New Jersey 07424
                         Attn:  Judy Land, Vice President

          (vii)     if to National City, to:

                         National City Bank
                         1345 Chestnut Street
                         18th Floor
                         Philadelphia, Pennsylvania 19107
                         Attn:  Lyle Cunningham, Vice President

     or in the case of any party, such other address as such party may, by written notice, received by the Agent, have designated as its address for notices and in the case of any institution that became a Bank after the Effective Date of Amendment No. 1, such address as shall be designated on its assignment agreement or otherwise in writing to the Agent. Notices given by (i) telecopier shall be deemed to have been given when sent, (ii) hand shall be deemed to have been given the same day they have been sent and (iii) overnight delivery shall be deemed to have been given the day after they have sent, in each case if properly addressed to the party to whom sent, at its address, as aforesaid. The Agent shall be entitled to reasonably rely upon any telephonic notices purportedly given pursuant to the terms of this Agreement and the Borrower and the Guarantor shall hold the Agent harmless from any loss, cost or expense ensuing from any such reliance.

     (v) Section 15.17 of the Loan Agreement is amended to read in its entirety as follows:

          15.17 References in Other Loan Documents. The Borrower and Guarantor acknowledge and agree that any reference in any Loan Document to "the Agreement", or words of like import shall mean this Agreement, as amended from time to time, and any reference in any Loan Document to the Notes, the Loans, the loans in the amount of $35,000,000 or $55,000,000 (or any other amount) or words of like import shall mean the Notes and the Loans in the aggregate principal amount of $85,000,000, as such amount may hereinafter be increased, extended, amended, modified or restated.

     (w) A new Section 15.18 shall be added to the Loan Agreement immediately after Section 15.17 and shall read in its entirety as follows:

          15.18 References to Agent. Except as expressly provided below, notwithstanding that there is a Syndication Agent and Documentation Agent for the facility described in this Agreement, each reference in this Agreement and the other Loan Documents to the "Agent" shall mean solely Fleet Bank, National Association, in such capacity. Notwithstanding the foregoing, the exculpatory and indemnification provisions set forth in Sections 14.2, 14.3 and 14.5 hereof shall accrue and benefit the Syndication Agent and the Documentation Agent to the same extent as such provisions accrue to and/or benefit the Agent.

     Section 3. Addition of New Banks; Reallocation of Commitments; Assignments.

     (a) Each of the New Banks agrees to be bound as a Bank by the terms and conditions of the Loan Agreement and the other Loan Documents and to make Loans to the Borrower in accordance with the terms of the Loan Agreement. Upon the Effective Date (as hereinafter defined), each New Bank shall be deemed for all purposes a Bank under the Loan Agreement and the other Loan Documents and shall be entitled to all of the rights and benefits, and shall have all the obligations, of a Bank thereunder.

     (b) The total amount of each Bank's Commitment pursuant to the Loan Agreement shall be the amount set forth in Section 2.1 of the Loan Agreement, as amended by this Amendment.

     (c) All Loans of each Bank to the Borrower shall be evidenced by a Note of the Borrower substantially in the form of Exhibit A to the Agreement (the "Note"), which Note, in the case of the Current Banks, shall amend and restate the existing Note payable to such Current Bank.

     (d) Upon the Effective Date, the Commitment of each Bank shall be automatically adjusted to include each New Bank's Commitment.

     (e) Each Bank shall hereby assign or assume from each other Bank such rights, and shall hereby assign or delegate to such other Bank such obligations, in each case without recourse, representation or warranty except as expressly provided in this Amendment, as shall cause the outstanding principal balance of its Loans to be an amount equal to its Percentage of the aggregate amount of all outstanding Loans (as used herein, a Bank's "Percentage" shall be determined by dividing the Commitment of such Bank as set forth in Section 2.1 of the Loan Agreement, as amended by this Amendment, by the total Commitments of all the Banks as set forth in the definition of Commitment, as amended by this Amendment). Each such Bank shall make such payments to, and as directed by, the Agent and the Agent shall make such payments to the Banks in order to cause the outstanding principal balance of the Loans by each Bank to be an amount equal to its Percentage of the aggregate amount of all outstanding Loans. The Borrower hereby agrees that any amount that a Bank so pays to another Bank pursuant to this Amendment shall be entitled to all rights of a Bank under the Agreement and such payments to Banks shall constitute Loans held by each such payor Bank under the Loan Agreement and that each such payor Bank may, to the fullest extent permitted by law, exercise all of its right of payment (including the right of set-off) with respect to such amounts as fully as if such payor Bank had initially advanced the Borrower the amount of such payments.

     (f) The Borrower, the Guarantor, the Agent and each of the Current Banks hereby consents to the addition of each New Bank as a Bank under the Loan Agreement with a Commitment as set forth in Section 2.1 of the Loan Agreement, as amended by this Amendment.

     Section 4. Further Agreements of each New Bank. Each New Bank hereby confirms to and agrees with the Borrower, the Guarantor, the Agent, the Syndication Agent, the Documentation Agent and the Current Banks as follows:

     (a) The Agent and/or the Current Banks have made no representation or warranty and shall have no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, collectibility or value of the Loan Agreement, the other Loan Documents, and Collateral, or any other instrument or document furnished pursuant to the Loan Agreement; provided, however, that each represents and warrants the genuineness of any signature therein purporting to be its own.

     (b) The Agent and/or the Current Banks have made no representation or warranty and shall have no responsibility with respect to the financial condition of the Borrower, the Guarantor and its respective Subsidiaries or any other Person primarily or secondarily liable in respect of any of their obligations under the Loan Agreement or any of the other Loan Documents, or the performance or observance by the Borrower, the Guarantor and its respective Subsidiaries or any other Person primarily or secondarily liable in respect of their obligations under the Loan Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto.

     (c) Each New Bank confirms that it has received a copy of the Loan Agreement and the other Loan Documents, together with copies of the most recent financial statements referred to in the Loan Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the documents, instruments and agreements executed pursuant hereto or in connection herewith and each New Bank consents in all respects to each of the matters covered by this Amendment. (d) Each New Bank will, independently and without reliance upon the other Banks or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement.

     (e) Each New Bank appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

     (f) Each New Bank agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Loan Agreement are required to be performed by it as a Bank.

     (g) Each New Bank represents and warrants that it is legally authorized to enter into this Amendment and the documents, instruments and agreements executed pursuant hereto or in connection herewith.

     Section 5. Conforming Amendments. The Loan Agreement, the Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment, and each Bank is authorized to annex a copy of this Amendment to its respective Note. Except as so amended hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

     Section 6. Acknowledgments, Confirmations and Consent.

     (a) The Borrower and the Guarantor each acknowledge and confirm that the Liens granted pursuant to the Loan Agreement secure the indebtedness, liabilities and obligations of the Borrower to the Banks and the Agent under the Notes, under the Loan Agreement as further amended by this Amendment and under the other Loan Documents, whether or not so stated in such Loan Agreement and/or other Loan Document, and that the term "Obligations" as used in the Loan Agreement (or any other terms used in the Loan Agreement to describe or refer to the indebtedness, liabilities and obligations of the Borrower to the Banks and the Agent) includes all other indebtedness, liabilities and obligations of the Borrower under the Loan Agreement as amended by this Amendment and under the Notes executed in connection with this Amendment.

     (b) The Guarantor consents in all respects to the execution by the Borrower of this Amendment and acknowledges and confirms that the Guarantor continues to guarantee the full payment and performance of the indebtedness, liabilities and obligations of the Borrower under the Loan Agreement as further amended by this Amendment and under the Notes executed in connection with this Amendment as provided in the Loan Agreement, and remain in full force and effect in accordance with their respective terms.

     Section 7. Representations and Warranties. The Borrower and the Guarantor, as the case may be, each represents and warrants to the Banks, the Agent, the Syndication Agent and the Documentation Agent as follows:

     (a) After giving effect to this Amendment (i) each of the representations and warranties set forth in Section 9 of the Loan Agreement is true and correct in all respects as if made on the date of this Amendment, except for changes in the ordinary course of business which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Borrower or the Guarantor, and (ii) no Default or Event of Default exists under the Loan Agreement.

     (b) Each of the Borrower and the Guarantor has the power to execute, deliver and perform, and has taken all necessary corporate action to authorize the execution, delivery and performance of, this Amendment and the other agreements, instruments and documents to be executed by it in connection with this Amendment. No consent or approval of any Person (except for such consents as have been obtained) and no consent, license, certificate of need, approval, authorization or declaration of, or filing with, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery or performance by the Borrower or the Guarantor, or the validity or enforceability of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment.

     (c) The execution, delivery and performance by the Borrower and the Guarantor of this Amendment and each of the agreements, instruments and documents executed in connection with this Amendment to which it is a party will not (i) violate any provision of law, (ii) conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or the certificate of incorporation or by-laws of the Borrower or any Guarantor, (iii) create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower or any Guarantor is a party or by which any of them is bound or any of their respective properties or assets is affected, or
(iv) result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower or any Guarantor, except for the Liens created and granted pursuant to the Loan Documents.

     (d) This Amendment and each of the other agreements, instruments and documents executed in connection with this Amendment to which the Borrower or the Guarantor is a party has been duly executed and delivered by the Borrower or the Guarantor, as the case may be, and constitutes the valid and legally binding obligation of the Borrower or the Guarantor, as the case may be, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion; provided, however, that such laws shall not materially interfere with the practical realization of the benefits of the Security Documents or the Liens created thereby, except for: (i) possible delay, (ii) situations which may arise under Chapter II of the U.S. Bankruptcy Code, II U.S.C. ss.ss. 10 1 et seq., and (iii) equitable orders of any United States Bankruptcy Court.

     (e) Since January 1, 2000, the Borrower has not repurchased any of its issued and outstanding capital stock.

     Section 8. Fees. The Borrower shall pay the following fees and expenses in connection with this Amendment:

     (a) The Borrower shall pay to the Agent for its own account the Agency Fee required pursuant to Section 14.9 (as amended by this Amendment) and any other fees set forth in that certain letter agreement between the Agent and the Borrower dated the date hereof.

     (b) The Borrower agrees to pay the Agent upon demand all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and any agreements, instruments and documents executed or furnished in connection with this Amendment.

     Section 9. Consent to Subordinated Note Amendments. By its signature below, each Bank hereby consents to that certain Amendment to Note Agreement (the "Amendment to Note Agreement") dated as of March 9, 2000 among Suprema Specialties, Inc., Albion Alliance Mezzanine Fund, L.P. and the Equitable Assurance Society of the United States substantially in the form attached to this Amendment.

     Section 10. Miscellaneous.

     (a) Except as specifically amended by this Amendment, the Loan Agreement and each of the other agreements, instruments and documents executed in connection with the Loan Agreement shall remain in full force and effect in accordance with their respective terms.

     (b) THIS AMENDMENT AND ALL OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW JERSEY BY RESIDENTS OF SUCH STATE.

     (c) The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause, provision or part in such jurisdiction and shall not in any manner affect such clause, provision or part in any other jurisdiction or any other clause or provision in this Amendment in any jurisdiction.

     (d) This Amendment may be signed in any number of counterparts with the same effect as if all parties to this Amendment signed the same counterpart.

     (e) This Amendment shall be binding upon and inure to the benefit of each of the Borrower and the Guarantor and their respective successors and to the benefit of the Agent, the Banks, the Syndication Agent and/or the Documentation Agent and their respective successors and assigns. The rights and obligations of each of the Borrower and the Guarantor under this Amendment shall not be assigned or delegated without the prior written consent of the Agent and the Banks, and any purported assignment or delegation without such consent shall be void.

     Section 11. Effectiveness of Amendment. This Amendment shall become effective (the "Effective Date") upon the later of (i) delivery from Borrower to each Bank of a Note in a face amount equal to such Bank's Commitment (as amended by this Amendment) which, in the case of the Current Banks, shall be in replacement of and substitution for its existing promissory note (such new promissory note, when executed and delivered, shall be deemed one of the Notes for all purposes of the Agreement) and documents relating thereto, (ii) the payment of the fees and expenses set forth in Section 8 of this Amendment, (iii) receipt by the Agent of corporate resolutions and certificates of good standing with respect to Borrower and such other certificates, instruments, and documents as the Agent shall reasonably request, (iv) receipt by the Agent of the fully executed Amendment to Note Agreement and (v) receipt by the Agent of an opinion of counsel to the Borrower in form and substance reasonably satisfactory to the Agent.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the Borrower, the Banks, the Agent, the Syndication Agent, the Documentation Agent and the Guarantor have signed and delivered this Amendment No. 1 as of the date first written above.

                                        SUPREMA SPECIALTIES, INC.,
                                             as Borrower


                                        By /s/ Mark Cocchiola
                                           -------------------------------------
                                        Name: Mark Cocchiola
                                        Title: President

     Each of the guarantors indicated below hereby consents to this Amendment and reaffirms its continuing obligations under its guarantee as set forth in the Loan Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by each such guarantor).

                                        SUPREMA SPECIALTIES WEST, INC.,
                                             as a Guarantor


                                        By /s/ Mark Cocchiola
                                           -------------------------------------
                                        Name: Mark Cocchiola
                                        Title: President


                                        SUPREMA SPECIALTIES NORTHEAST, INC.,
                                             as a Guarantor

                                        By /s/ Mark Cocchiola
                                           -------------------------------------
                                        Name: Mark Cocchiola
                                        Title: President

                                        FLEET BANK, NATIONAL ASSOCIATION,
                                             as Agent and as a Bank


                                        By /s/ Frank A. DelCore
                                           -------------------------------------
                                        Name: Frank A. DelCore
                                        Title: President

                                        SOVEREIGN BANK,
                                             as Syndication Agent and as a Bank


                                        By /s/ Owen P. McKenna
                                           -------------------------------------
                                        Name: Owen P. McKenna
                                        Title: Vice President

                                        MELLON BANK, N.A.,
                                            as Documentation Agent and as a Bank


                                        By /s/ Russ J. Lopinto
                                           -------------------------------------
                                        Name: Russ J. Lopinto
                                        Title: Vice President

                                        EUROPEAN AMERICAN BANK,
                                             as a Bank


                                        By /s/ George L. Stirling
                                           -------------------------------------
                                        Name: George L. Stirling
                                        Title: V.P.

                                        PNC BANK, NATIONAL ASSOCIATION,
                                             as a Bank


                                        By /s/ Karen L. Voight
                                           -------------------------------------
                                        Name: Karen L. Voight
                                        Title: Vice President

                                        NATIONAL CITY BANK,
                                             as a Bank


                                        By /s/ Lyle P. Cunningham
                                           -------------------------------------
                                        Name: Lyle P. Cunningham
                                        Title: Vice President